SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)              December 13, 2002

                                 OSTEOTECH, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                     0-19278                   13-3357370
      (State or other                (Commission                   (IRS
jurisdiction of incorporation)       file Number)            Identification No.)

   51 James Way, Eatontown, New Jersey                             07724
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code        (732) 542-2800

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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                              Item 5. Other Events

In December, 2002, we entered into an agreement with DePuy Orthopaedics, Inc., DePuy Acromed, Inc. (collectively "DePuy"), and LifeNet, one of the largest Organ Procurement Organization based tissue banks, for the processing and distribution to the U.S. hospital market of a private label demineralized bone matrix carrier product ("DBM Carrier Product"). Under the terms of this agreement, which is for an initial term of five (5) years commencing on January 1, 2003, we will process, utilizing our proprietary technology, the DBM Carrier Product to specifications determined by LifeNet, from bone tissue supplied by LifeNet; DePuy will promote the DBM Carrier Product to surgeons performing trauma, total joint and spinal procedures; and LifeNet will ship the DBM Carrier Product to hospitals. The agreement is automatically renewed for one (1) year periods unless any party provides a notice of termination upon four (4) months' prior written notice, however, Osteotech may not provide such a notice of termination until the seventh (7th) year of the agreement. Once introduced into the market, these DBM Carrier Products will compete in the spinal segment of the total orthopaedic market with our more complete line of Grafton(R) DBM tissue grafts. We anticipate that the DBM Carrier Products will be introduced into the market in April, 2003, in Gel and Putty forms.

Certain statements made throughout this filing that are not historical facts contain forward-looking statements (as such are defined in the Private Securities Litigation Reform Act of 1995) regarding the Company's future plans, objectives and expected performance. Any such forward-looking statements are based on assumptions that the Company believes are reasonable, but are subject to a wide range of risks and uncertainties and, therefore, there can be no assurance that actual results may not differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, differences in anticipated and actual product and service introduction dates, the ultimate success of those products in the market place, the continued acceptance and growth of current products and services, the impact of competitive products and services, the availability of sufficient quantities of suitable donated tissue and the success of cost control and margin improvement efforts which factors are detailed from time to time in the Company's periodic reports (including the Annual Report on Form 10-K for the year ended December 31, 2001 and the Form 10-Q for each of the first three quarters of 2002) filed with the Securities and Exchange Commission.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 20, 2002

                                                  OSTEOTECH, INC.
                                            ----------------------------
                                                   (Registrant)


                                            By: /s/ Michael J. Jeffries
                                               ---------------------------------
                                               Michael J. Jeffries
                                               Executive Vice President,
                                               Chief Financial Officer
                                               (Principal Financial Officer
                                               and Principal Accounting Officer)